EXHIBIT 10.61

                          SECURITIES PURCHASE AGREEMENT

                                  BY AND AMONG

                         HI-RISE RECYCLING SYSTEMS, INC.

                                       AND

                      GENERAL ELECTRIC CAPITAL CORPORATION
                        NATIONSBANK, NATIONAL ASSOCIATION
                           KEY CORPORATE CAPITAL INC.

                                   DATED AS OF

                                December 4, 2000

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                                TABLE OF CONTENTS
ARTICLE I
                  ISSUANCE AND SALE OF THE SECURITIES.............................................................1
                  1.1      Securities Purchase....................................................................1
                  1.2      Closing Transactions...................................................................1
ARTICLE II
                  CONDITIONS TO CLOSING...........................................................................2
                  2.1      Conditions to the Purchasers' Obligations..............................................2
                  2.2      Conditions to the Company's Obligations................................................3
ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................................3
                  3.1      Authorization of Transactions..........................................................4
                  3.2      Capitalization.........................................................................4
                  3.3      Absence of Conflicts...................................................................5
                  3.4      Exemption from Registration; Restrictions on Offer and Sale of Same or
                           Similar Securities.....................................................................5
ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS................................................6
                  4.1      Organization and Power.................................................................6
                  4.2      Authorization..........................................................................6
                  4.3      Absence of Conflicts...................................................................6
ARTICLE V
                  ADDITIONAL AGREEMENTS...........................................................................7
                  5.1      Survival...............................................................................7
                  5.2      Indemnification........................................................................7
                  5.4      Press Releases and Announcements.......................................................8
                  5.5      Further Transfers......................................................................8
                  5.6      Specific Performance...................................................................8
                  5.7      Transfer of Securities.................................................................9
                           (a)      General Provisions............................................................9
                           (b)      Opinion Delivery..............................................................9
                           (c)      Rule 144A.....................................................................9
                           (d)      Removal of Legend.............................................................9
ARTICLE VI
                  DEFINITIONS....................................................................................10
ARTICLE VII
                  MISCELLANEOUS..................................................................................11
                  7.1      Amendment and Waiver..................................................................11
                  7.2      Notices...............................................................................11
                  7.3      Binding Agreement; Assignment.........................................................12
                  7.4      Severability..........................................................................12


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                  7.5      No Strict Construction................................................................12
                  7.6      Headings; Interpretation..............................................................12
                  7.7      Entire Agreement......................................................................12
                  7.8      Counterparts..........................................................................13
                  7.9      Governing Law.........................................................................13
                  7.10     Parties in Interest...................................................................13
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EXHIBITS

Exhibit A    -  Form of Warrant
Exhibit B    -  Form of Registration Rights Agreement

LIST OF ANNEXES AND SCHEDULES

Annex I        - Purchasers
Annex II       - Purchasers' Warrants
Annex III      - Notice
Schedule 3.2   - Capitalization Schedule
Schedule 3.3   - Conflicts Schedule

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                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "Agreement") is made as of December 4, 2000 by and among Hi-Rise Recycling Systems, Inc., a Florida corporation (the "Company"), and the Persons set forth on Annex I attached hereto (collectively, the "Purchasers" and each a "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Article VI hereof.

         Subject to the terms and conditions set forth herein, the Purchasers desire to purchase from the Company, and the Company desires to issue to each Purchaser, a warrant to purchase at any time after the Closing Date a number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock") as set forth opposite such Purchaser's name on Annex II attached hereto (each a "Warrant" and collectively, the "Warrants") under the circumstances as described herein. The Underlying Common Stock and the Warrants are sometimes referred to herein as the "Securities."

         In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                       ISSUANCE AND SALE OF THE SECURITIES

         1.1 SECURITIES PURCHASE. On the terms and subject to the conditions of this Agreement:

         (a) At the Closing, the Company shall issue and sell to each Purchaser its Warrant, which shall be substantially in the form of EXHIBIT A attached hereto. The purchase price of each Warrant shall be $10.00.

         (b) In the event that during the period commencing on the date hereof through and including the Commitment Termination Date (Acquisition Loan) (as defined in the Credit Agreement), the Company engages in any business combination transaction whether by way of stock purchase, merger, asset purchase or otherwise (an "Acquisition"), immediately upon the consummation of each Acquisition, the Company shall issue and sell to each Purchaser a warrant (the "Additional Warrants") to purchase a number of shares of Common Stock which together with all of the other Additional Warrants to be issued to the other Purchasers pursuant to this Section 1.1 (b) equals to 8%of any Common Stock issued or issuable pursuant to any rights, warrants or options to subscribe or purchase Common Stock or convertible securities of the Company issued pursuant to such Acquisition for an exercise price per share equal to the effective per share value of the, Common Stock so issued or issuable in such Acquisition. The purchase price for each Additional Warrant shall be $10.00. Any Additional Warrants granted shall be exercisable in whole or in part at any time from the date of such issuance through and including the 10th anniversary of the Closing Date (as hereinafter defined). The Additional Warrants shall be in substantially the same form as the Warrants, except as otherwise set forth in this Section 1.1
(b) and that Section 2A thereof shall be omitted.


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         1.2 CLOSING TRANSACTIONS.

         (a) CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Olshan Grundman Frome & Rosenzweig LLP, 505 Park Avenue, New York, New York 10022 at 10:00 a.m. (so long as all conditions to the obligations of the parties to consummate the transactions contemplated hereby have been satisfied or waived) on the date of closing of the Financing (as defined below), or at such other time and location as is mutually agreed upon by the Company and the Purchasers. The date and time of the Closing are herein referred to as the "Closing Date."

         (b) TRANSFERS. Subject to the conditions set forth in this Agreement, at the Closing Date, the Company shall issue and deliver to each Purchaser, its Warrant duly registered in the name of such Purchaser or its nominee against payment by such Purchaser of $10.00 (the foregoing is collectively referred to hereinafter as the "Closing Transaction"). Payment of the purchase price for the Warrants shall be made by check.

                                   ARTICLE II

                              CONDITIONS TO CLOSING

         2.1 CONDITIONS TO THE PURCHASERS' OBLIGATIONS. The obligations of the Purchasers to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions on or before the Closing
Date:

         (a) the representations and warranties set forth herein or incorporated by reference in Article III hereof and in any writing delivered by the Company pursuant hereto will be true and correct in all material respects at and as of the Closing Date;

         (b) the Company will have performed and complied in all material respects with each of the covenants and agreements required to be performed by it under this Agreement and the agreements and documents attached hereto as Exhibits prior to the Closing;

         (c) the Company and the Purchasers shall have entered into a registration rights agreement with respect to the Underlying Common Stock (the "Registration Rights Agreement") substantially in the form set forth in EXHIBIT B attached hereto;

         (d) each of the conditions which are required to be satisfied pursuant to Section 2 of that certain Credit Agreement, dated as of the date hereof (the "Credit Agreement"), among the Company, the other parties named as Borrowers thereto, General Electric Capital Corporation ("GE Capital"), NationsBank, National Association ("NationsBank"), and Key Corporate Capital Inc. ("Key") (GE Capital, NationsBank and Key, collectively referred to as the "Lenders") and the other parties which may from time to time be Lenders thereunder, and GE Capital, as Administrative Agent, and NationsBank, as Revolver Agent);

         (e) the Purchasers shall have received an opinion, dated the Closing Date, of counsel to the Company, which counsel is experienced in transactions of the type contemplated hereby and in the form and substance reasonably satisfactory to the Purchasers;

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         (f) all proceedings to be taken by the Company in connection with the consummation of the Closing Transaction and the other transactions contemplated hereby and all certificates, opinions, instruments and other documents, including customary representations, warranties, covenants, conditions and remedies for breach, required to be delivered by the Company in accordance with the Credit Agreement;

         (g) all consents and waivers by third parties that are required for the consummation of the transactions contemplated hereby and the performance of the Company's obligations set forth in the Warrant and the Registration Rights Agreement shall have been obtained other than those the failure of which to be obtained would not have a Material Adverse Effect on or which would not adversely affect the performance of such obligations; and

         (h) all governmental filings, authorizations and approvals that are required for the consummation of the transactions contemplated hereby, if any, will have been duly made and obtained and all waiting periods will have expired on terms reasonably satisfactory to the Purchasers other than those filings, authorizations or approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect or adverse effect on the performance of obligations under the Warrant and the Registration Rights Agreement.

         Any condition to the obligations of the Purchasers specified in this
Section 2.1 may be waived in writing by the Purchasers.

         2.2 CONDITIONS TO THE COMPANY'S OBLIGATIONS. The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:

         (a) the representations and warranties set forth in Article IV hereof and in any writing delivered by the Purchasers pursuant hereto will be true and correct in all material respects at and as of the Closing Date;

         (b) each of the Purchasers will have performed and complied in all material respects with all of the covenants and agreements required to be performed by it under this Agreement prior to the Closing;

         (c) all consents and waivers by third parties that are required for the consummation of the transactions contemplated hereby and the performance of the Company's obligations set forth in the Warrant and the Registration Rights Agreement shall have been obtained other than those the failure of which to be obtained would not have a Material Adverse Effect on or which would not adversely affect the performance of such obligations; and

         (d) all governmental filings, authorizations and approvals that are required for the consummation of the transactions contemplated hereby, if any, will have been duly made and obtained and all waiting periods will have expired on terms reasonably satisfactory to the Company other than those filings, authorizations or approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect.

         The conditions specified in this Section 2.2 may be waived in writing by the Company.

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                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         As a material inducement to the Purchasers to enter into this Agreement, the Company hereby makes each and every one of the representations and warranties of the Company and each of the Borrowers which are set forth in the Credit Agreement and the other Loan Documents, including without limitation,
Section 3 of the Credit Agreement, all of which are incorporated herein by this reference and are hereby made a part hereof as though such representations and warranties were set forth herein in full. In addition, the Company hereby represents and warrants to the Purchasers that:

         3.1 AUTHORIZATION OF TRANSACTIONS. The Company has full corporate power and authority to execute and deliver this Agreement, the agreements and documents attached hereto as Exhibits and the other agreements and documents contemplated hereby. The Board of Directors has duly approved this Agreement and has duly authorized the execution and delivery of this Agreement, the agreements and documents attached hereto as Exhibits and the other agreements and documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby. No other corporate proceedings on the part of the Company are necessary, or are required by the rules of the NASDAQ Stock Market to approve and authorize the execution and delivery of this Agreement, the agreements and documents attached hereto as Exhibits and the other agreements and documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby. This Agreement, the Warrant and the Registration Rights Agreement, and documents attached hereto as Exhibits and the other agreements and documents contemplated hereby have been duly executed and delivered by the Company and constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their terms.

         3.2 CAPITALIZATION. (a) The authorized, issued and outstanding capital stock of the Company is as set forth on SCHEDULE 3.2. All of the issued and outstanding shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and nonassessable, are not subject to, nor were they issued in violation of, any preemptive rights. Except as set forth on
SCHEDULE 3.2, or as disclosed in the Credit Agreement, there are no outstanding or authorized securities with profit participating features or profit interests, or options, warrants, registration rights, rights or other agreements or commitments to which the Company is a party or which are binding upon the Company providing for the issuance, disposition, registration or acquisition of any of its capital stock or any such securities or interests (collectively "Options")(other than this Agreement). Except as set forth on SCHEDULE 3.2, there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. Except as set forth on SCHEDULE 3.2 or as contemplated herein, there are no voting trusts, proxies or any other agreements or understandings with respect to the voting of the capital stock of the Company. Except as set forth on SCHEDULE 3.2 or as contemplated herein, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any Options.

         (b) Since June 30, 1998, except as set forth on SCHEDULE 3.2, or as disclosed in the Credit Agreement, or as contemplated herein, the Company has not issued, sold or transferred any notes, bonds or other debt securities (except, in the case of the Company, the issuance of the notes and borrowings pursuant to the Financing) or any equity securities, securities convertible,

                                      - 4 -


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exchangeable or exercisable into equity securities, or warrants, options or other rights to acquire equity securities, of the Company or any of the Subsidiaries.

         (c) Upon the issuance and delivery of the Warrants in accordance with this Agreement, (i) each Warrant will be a valid and binding agreement of the Company, and enforceable against the Company in accordance with its terms; and
(ii) the Purchasers will acquire, subject to the restrictions of this Agreement and the federal and state securities laws, good, valid and marketable title to the Warrants, free and clear of all liens, claims, preemptive rights, options, warrants, rights, commitments, charges, encumbrances, equities, proxies or voting or other agreements whatsoever.

         (d) Upon the issuance and delivery of the Underlying Common Stock in accordance with the Warrants, (i) the Underlying Common Stock will be duly authorized, validly issued, fully paid and nonassessable; and (ii) the Purchasers will acquire, subject to the restrictions of the Warrants and the federal and state securities laws, good, valid and marketable title to the Underlying Common Stock, free and clear of all liens, claims, preemptive rights, options, warrants, rights, commitments, charges, encumbrances, equities, proxies or voting or other agreements whatsoever.

         (e) The registration rights granted to each of the Purchasers pursuant to the Registration Rights Agreement are not subordinate to any other registration rights granted by the Company to any other Person.

         3.3 ABSENCE OF CONFLICTS. Except as set forth on SCHEDULE 3.3, the execution, delivery and performance of this Agreement, the Warrant and the Registration Rights Agreement, and the consummation of the transactions contemplated hereby and thereby do not and will not (a) conflict with or result in a breach of any of the provisions of, (b) constitute a default under, (c) result in a violation of, (d) give any third party the right to terminate or to accelerate any obligation under, (e) result in the creation of any lien, security interest, charge or encumbrance upon the Common Stock or (f) require any authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of the articles of incorporation or bylaws of the Company or any of the Subsidiaries or any indenture, mortgage, lease, license, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is bound or affected, or any law, statute, rule or regulation or any judgment, order or decree to which the Company or any of the Subsidiaries is subject.

         3.4 EXEMPTION FROM REGISTRATION; RESTRICTIONS ON OFFER AND SALE OF SAME OR SIMILAR SECURITIES. The offer and sale of the Securities made pursuant to this Agreement will be exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on its behalf has, in connection with the offering of the Securities, engaged in (A) any form of general solicitation or general advertising (as those terms are used within the meaning of Rule 502(c) under the Securities Act), (B) any action involving a public offering within the meaning of Section 4(2) of the Securities Act, or (C) any action that would require the registration under the Securities Act of the offering and sale of the Securities pursuant to this Agreement or that would violate applicable state securities or "blue sky" laws. The Company has not made and will not prior to the Closing make, directly or indirectly, any offer or sale of the Securities or of securities of the same or a similar class as the Securities if as a result the offer and sale of the Securities contemplated hereby could fail to be entitled to exemption from the registration requirements of the Securities Act. As used herein, the terms "offer" and "sale" have the meanings specified in Section 2(c) of the Securities Act.

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         3.5 WARRANTS. The Warrants purchased pursuant to this Agreement collectively equal eight percent (8%) of the Fully Diluted Common Stock of the Company. For the purpose hereof, "Fully Diluted Common Stock" shall mean the aggregate of all outstanding Common Stock as of the date hereof, plus all shares of Common Stock issuable upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock of the Company which securities are outstanding or issuable as of the date hereof.

         3.6 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Article III and made by the Company elsewhere in this agreement are true and correct in all respects on the date of this Agreement unless waived by the Purchasers.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         As a material inducement to the Company to enter into this Agreement, each Purchaser hereby represents and warrants for itself to the Company that:

         4.1 ORGANIZATION AND POWER. Such Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or a national bank duly licensed by the Office of the Comptroller of the Currency and its charter has not been revoked, as the case may be, with full corporate or other power, as the case may be, and authority to enter into this Agreement and perform its obligations hereunder.

         4.2 AUTHORIZATION. The execution, delivery and performance of this Agreement by such Purchaser and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate or other action, as the case may be, on the part of such Purchaser, and no other corporate or other proceedings, as the case may be, on its part are necessary to authorize the execution, delivery or performance of this Agreement. This Agreement constitutes a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms.

         4.3 ABSENCE OF CONFLICTS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or result in a breach of any of the provisions of, (b) constitute a default under, (c) result in a violation of, or
(d) require any authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of the certificate of incorporation, bylaws or articles of association, as the case may be, of such Purchaser or any agreement or instrument to which such Purchaser is bound or affected, or any applicable law, statute, rule or regulation or any judgment, order or decree to which such Purchaser is subject.

         4.4 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Article IV and made by such Purchasers elsewhere in this Agreement are true and correct in all respects on the date of this Agreement unless waived by the Company.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

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         5.1 SURVIVAL. Notwithstanding any examination made for or on behalf of the Purchasers, the knowledge of any of their respective officers, directors, stockholders, employees or agents, or the acceptance of any certificate or opinion, all representations, warranties, covenants and agreements set forth in this Agreement or in any writing delivered in connection with this Agreement shall survive the Closing and, subject to the provisions of the following sentence, shall be fully effective and enforceable and shall survive until the later of (i) the full satisfaction of all obligations and liabilities of the Company and the other Borrowers, and each of them, under the Credit Agreement and the other Loan Documents and the termination in full of all obligations of the Lenders to extend credit to the Borrowers, or any of them, and (ii) the termination of their respective statute of limitations applicable thereto.

         5.2 INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each of the Purchasers, including each of their respective Affiliates, and the directors, officers, agents, employees, accountants and attorneys thereof (each of the Purchasers and each such other Person, an "Indemnified Party") from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively "Liabilities"), and will reimburse each Indemnified Party for all fees and expenses (including the reasonable fees and expenses of outside counsel) (collectively, "Expenses") as they are incurred in investigating, preparing or defending any claim, action, proceeding or investigation, whether or not in connection with pending or threatened litigation or arbitration and whether or not any Indemnified Party is a party thereto (collectively, "Actions"), arising out of (i) any material breach of any of the representations or warranties made by the Company in this Agreement or any of the agreements or certificates, documents or other writings contemplated hereby or delivered in connection herewith, (ii) any breach or violation of or failure to fully perform any material covenant, agreement or obligation of the Company in this Agreement or any of the agreements contemplated hereby, or (iii) any Action by any third party arising out of or in connection with the transactions contemplated by this Agreement or any Indemnified Party's actions or inactions in connection with any such transactions, PROVIDED, HOWEVER, that the Company shall not indemnify any Indemnified Party from Liabilities or reimburse Expenses incurred by such party to the extent they arise out of the willful misconduct, gross negligence or bad faith (as finally determined by a court of competent jurisdiction) of such party. The Company shall not, in connection with any one such Action or separate but substantially similar or related Actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (and any appropriate local counsel) for all of the Indemnified Parties, unless in the reasonable judgment of counsel for an Indemnified Party a conflict of interest exists between an Indemnified Party and another Indemnified Party such that it is inappropriate or unadvisable for both such Indemnified Parties to be represented by one counsel in such matter. If multiple claims are brought against an Indemnified Party (including in an arbitration), with respect to at least one of which indemnification is permitted under applicable law and provided for under this Agreement, the Company agrees that any award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the award expressly states that the award, or any portion thereof, is based solely on a claim as to which indemnification is not available.

         (b) The indemnification provisions of this Section 5.2 are in addition to, and not in derogation of, any statutory or common law remedy any party may have for misrepresentation, breach of warranty or breach of covenant.

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         5.3 BOARD OF DIRECTORS. The Company agrees that the Purchasers shall have the right to designate a single representative to attend and observe all meetings of the Board of Directors. The Purchasers hereby agree that the initial representative shall be a representative appointed by GE Capital. The Purchasers shall be entitled by the consent of the Purchaser holding a majority of Underlying Common Stock to appoint a replacement representative by advising the Company of such fact in a writing signed by each of the Purchasers. The Company further agrees that all notices and other documents provided to the Board of Directors shall be provided to such representative, except for any documents that may be privileged or confidential.

         5.4 PRESS RELEASES AND ANNOUNCEMENTS. Except to the extent otherwise agreed by the Purchasers, the Company will not disclose the transactions contemplated hereby, including by making any press release related to this Agreement or the transactions contemplated herein, or other announcement to the employees, customers or suppliers of the Company and the Subsidiaries, without the prior written approval of the Purchasers (which shall not be unreasonably withheld), and the Company will not disclose the name of any Purchaser participating therein without the prior written consent of such Purchaser, except where the Company has been advised by its counsel that such disclosure is required by law. This Section 5.4 shall not be construed to prohibit the disclosure of the transactions contemplated hereby in the Company's periodic reports, proxy statements and registration statements required to be filed from time to time with the U.S. Securities and Exchange Commission.

         5.5 FURTHER TRANSFERS. The Company (at its own expense) will execute and deliver such further instruments of conveyance and transfer and take such additional action as the Purchasers may reasonably request to effect, consummate, confirm or evidence the transfer to the Purchasers of the Securities and any other transactions contemplated hereby. The Company will execute such documents as may be necessary to assist the Purchasers in preserving or perfecting their respective rights in the Securities and will also do such acts as are necessary to perform its representations, warranties and agreements herein, including by, after the Closing, making all registrations, filings and applications, giving all notices and obtaining all governmental, third party or other consents, transfers, approvals, orders, qualifications and waivers desirable for the consummation of the transactions contemplated hereby which, for any reason, had not been made, given or obtained prior to the Closing.

         5.6 SPECIFIC PERFORMANCE. The Company acknowledges that the business of the Company and the Subsidiaries and the Securities are unique and recognize and affirm that in the event of a breach of this Agreement by the Company, money damages may be inadequate and the Purchasers may have no adequate remedy at law. Accordingly, the Company agrees that the Purchasers shall have the right, in addition to any other rights and remedies existing in their favor at law or in equity, to enforce their rights and the Company's obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief (without posting of bond or other security).

         5.7 TRANSFER OF SECURITIES.

         (a) GENERAL PROVISIONS. The Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities Act (or any similar rule or rules then in force) if such rule is available or (iii) subject to the conditions specified in Section
5.8 below, any other legally available means of transfer.

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         (b) OPINION DELIVERY. In connection with the transfer of any Securities
(other than a transfer described in subsection 5.7(a)(i) or (ii) above and other than a transfer by a Purchaser to an Affiliate of such Purchaser), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion, in form and substance reasonably satisfactory to the Company and its counsel, to the effect that such transfer of Securities may be effected without registration of such Securities under the Securities Act. In addition, if the holder of the Securities delivers to the Company an opinion, in form and substance reasonably satisfactory to the Company and its counsel, no subsequent transfer of such Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Securities which do not bear the Securities Act legend set forth in Section 5.8. If the Company is not required to deliver new certificates for such Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section and Section 5.8.

         (c) RULE 144A. Upon the request of any Purchaser, the Company shall promptly supply to such Purchaser or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities Act.

         (d) REMOVAL OF LEGEND. Notwithstanding the foregoing or any legend set forth on the Warrants or certificates representing Underlying Common Stock, if any Securities are eligible for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Securities, remove the legend set forth in Section 5.8 from the certificates for such Securities. In such event, the holder of such Security shall furnish a representation letter to the Company which shall (i) contain such information required pursuant to Rule 144(k) and
(ii) be in a form reasonably satisfactory to the Company's counsel.

         5.8 PURCHASERS' REPRESENTATIONS. Each Purchaser represents that it is an "Accredited Investor" within the meaning of the Securities Act. Each Purchaser understands that the Securities constitute "restricted securities" within the meaning of Rule 144 under the Securities Act. Each Purchaser hereby represents that it is acquiring the restricted securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no current intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; PROVIDED, that nothing contained herein shall prevent any of the Purchasers and subsequent holders of restricted securities from transferring such securities in compliance with the provisions of Section 5.7. Each Purchaser understands that the restricted securities are being offered and sold in reliance on exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the Purchasers' representations, warranties, agreements, acknowledgments and understandings set forth herein to determine its suitability to acquire the restricted securities. Each instrument or certificate for the Warrants shall be imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON OCTOBER 28, 1998, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SECURITIES PURCHASE AGREEMENT, DATED AS OF OCTOBER 28, 1998, BETWEEN THE ISSUER (THE "COMPANY")

         AND THE PURCHASERS NAMED THEREIN, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

         The Underlying Common Stock shall also be subject to certain transfer restrictions and each certificate representing such shares purchased upon exercise of this Warrant shall bear a legend substantially in the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON ___________ THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT IN RESPECT OF WHICH THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO SUCH EFFECT OR OTHERWISE IN ACCORDANCE WITH THE SECURITIES PURCHASE AGREEMENT, DATED AS OF OCTOBER 28, 1998, BETWEEN THE ISSUER (THE "COMPANY") AND THE PURCHASERS NAMED THEREIN. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."


                                   ARTICLE VI

                                   DEFINITIONS

         "Affiliate"shall have the meaning ascribed to such term in the Credit Agreement.

         "Business Day" shall have the meaning ascribed to such term in the Credit Agreement.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Financing" means the financing provided to the Borrowers pursuant to the Credit Agreement.

         "Loan Documents" shall have the meaning ascribed to such term in the Credit Agreement.

         "Material Adverse Effect"shall have the meaning ascribed to such term in the Credit Agreement.

         "Person" means any individual, sole proprietorship, partnership (including a limited partnership), joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, limited liability company, joint stock company, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof) or other business entity.

         "SEC" means the United States Securities and Exchange Commission and any successor to the functions thereof.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Subsidiary"shall have the meaning ascribed to such term in the Credit Agreement.

         "Underlying Common Stock" means (i) the Common Stock issued or issuable upon exercise of the Warrants, and (ii) any Common Stock issued or issuable with respect to the securities referred to above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                                   ARTICLE VII

                                  MISCELLANEOUS

         7.1 AMENDMENT AND WAIVER. This Agreement may be amended and any provision of this Agreement may be waived, provided that, subject to the last sentence of Section 2.1 and the last sentence of Section 2.2, any such amendment or waiver will be binding upon a party only if such amendment or waiver is set forth in a writing executed by each of the Company and the Purchasers. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

         7.2 NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b), one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (c) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address indicated on ANNEX III or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person designated on ANNEX III to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         7.3 BINDING AGREEMENT; ASSIGNMENT.

         (a) This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by the Company without the prior written consent of the Purchasers.

         (b) The Purchasers may, upon prior written notice to the Company, at their sole discretion, assign, in whole or in part, their respective rights and obligations pursuant to this Agreement to one or more of their respective Affiliates.

         7.4 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         7.5 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

         7.6 HEADINGS; INTERPRETATION. The headings used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement. Whenever the term "including" is used in this Agreement (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) in connection with a listing of one or more items or matters, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or an exclusive listing of, such items or matters.

         7.7 ENTIRE AGREEMENT. This Agreement and the documents referred to herein contain the entire agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

         7.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together will constitute one and the same instrument.

         7.9 GOVERNING LAW. THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         7.10 PARTIES IN INTEREST. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties and their respective successors and assigns any rights or remedies under or by virtue of this Agreement.

                  [Remainder of Page Intentionally Left Blank.
                        Signatures Follow on Next Page.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                             HI-RISE RECYCLING SYSTEMS, INC.

                             By:  /s/ J. Gary McAlpin
                             Name:  J. Gary McAlpin
                             Title: Chief Operating Officer

                             General Electric Capital Corporation

                             By: /s/Timothy B. Perusek
                             Name: Timothy B. Perusek
                             Title: Vice President

                             NationsBank, National Association

                             By: /s/John Foreman
                             Name: John Foreman
                             Title: Vice President

                             Key Corporate Capital Inc.

                             By: /s/Laura A. Coneglio
                             Name: Laura A. Coneglio
                             Title: Assistant Vice President